1 Energy Partners, Ltd. Company Overview Energy Partners, Ltd. Company Overview Richard A. Bachmann Chairman and CEO Richard A. Bachmann Chairman and CEO March 27, 2007 March 27, 2007 Exhibit 99.2

The Strategic Alternatives Process
Strategic Companies
Financial Sponsors
Signed Confidentiality
Agreements
(1)
Management
Presentations
Contacts
Made
4 6 15
1 1 23
4 7 25
9 14 63
Domestic International
After a comprehensive strategic alternatives process, EPL has concluded its process
Solicited a broad group of industry participants and private equity sources but did not receive a definitive offer to purchase the Company
Proceeding with an equity self-tender and an anticipated sale of selected assets
(1) Allowed access to non public information

The Strategic Alternatives Process
Commodity Price Environment
$7.00
$7.20
$7.40
$7.60
$7.80
$8.00
$8.20
$8.40
$8.60
$8.80
8/25/06 9/8/06 9/22/06 10/6/06 10/20/06 11/3/06 11/17/06 12/1/06 12/15/06 12/29/06 1/12/07 1/26/07 2/9/07 2/23/07
$50.00
$55.00
$60.00
$65.00
$70.00
$75.00 Woodside offer
Management Presentations
Natural Gas Crude Oil
NYMEX Natural Gas & Crude Oil Forward Curve Average
(1)
(1) Average price of the NYMEX forward curve for both natural gas and crude oil for each daily trade in the period represented

-30%
-25%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
5/24/06 6/24/06 7/24/06 8/24/06 9/24/06 10/24/06 11/24/06 12/24/06 1/24/07 2/24/07
The Strategic Alternatives Process
Stock Market Environment
Woodside offer
Management
Presentations
EPL Peer Group Blended Strip (50% Oil/50% Gas)
EPL offer to
Purchase Stone
Note: Peer Group includes ATPG, THX, NFX, BDE, WTI, SGY, TMR, CPE, ME, PQ
EPL & Peer Group Stock Price Performance Since Stone Offer Announcement

Path Forward
The Board has authorized an equity self-tender, asset divestiture and a $300 Million
2007 Capital Budget
Pursue the Company’s existing extensive exploitation and exploration portfolio
Maintain track record of production growth and adding reserves
Strong management and technical teams remain in place
Asset divestiture proceeds applied to repayment of the revolving credit facility
Anticipated closing early Q3 2007

April
7 6 5 4 3 2 1
14 13 12 11 10 9 8
21 20 19 18 17 16 15
28 27 26 25 24 23 22
30 29
17 16 15 14 13 12 11
31 30 29 28 27 26 25
24 23 22 21 20 19 18
10 9 8 7 6 5 4
3 2 1
March
Concurrent Self-Tender and Debt Tender Offers
Commencement
of self-tender
and debt tender
Scheduled
expiration of
self-tender and
debt tender
Board authorized self-tender offer for the
repurchase of up to 8,700,000 common shares
$23/share fixed price
Represents ~22% of the current outstanding shares if fully
subscribed
Assuming more than 8,700,000 shares are tendered, EPL
will purchase the shares tendered on a pro rata basis
Refinance 8 3/4% Senior Notes through a
concurrent debt tender and consent solicitation
Financing plan:
$300 Million bank credit facility
(1)
$300 Million senior fixed rate notes
$150 Million senior floating rate notes
- Callable after 2 years to allow for repayment flexibility
Financing commitment from Banc of America LLC
and affiliates
($ in millions)
SOURCES OF FUNDS
(3)
USES OF FUNDS
(3)
New Revolving Credit Facility (1)
$50 Share Repurchase $200
Senior Fixed Rate Notes $300
Refinance Revolving Credit Facility (2)
$130
Senior Fixed Rate Notes $150 Refinance Senior Notes $150
Tender Premium $8
Fees & Expenses $12
Total Sources of Funds $500 Total Uses of Funds $500
(1) Initial borrowing base of $200 Million, increased to an initial availability of $225 Million pending asset sales (decreasing to $200 million at earlier of asset sale or 12 months from closing).
(2) Based on balance of revolver at 2/23/07 of $195 million as disclosed in our 2006 10-K, net of insurance proceeds of $65 million anticipated to be collected.
(3) As of 4/30/2007, assuming settlement on that date and does not reflect anticipated proceeds from contemplated asset sales

Asset Divestiture Summary
Divest non-strategic properties to reduce
debt
Comprised of Shelf and onshore south
Louisiana properties
Reserves: 63% Shelf, 37% Onshore, 87%
Gas
Composition:
Net production of ~4,000 Boe/d
76% Proved Developed
Component of probable and possible
reserves attached to proved reserves
Anticipate 3
rd
quarter closing
Properties selected for divestiture
NEW ORLEANS
NEW ORLEANS
HOUSTON
HOUSTON

Hedging Program
.
Implement risk mitigation tool commensurate with additional financial leverage
Board authorized comprehensive hedging program to mitigate cash flow commodity price risk
Protect cash flow for debt service and capital spending budget
Designed to hedge 60% -75% of forecasted production from proved reserves for 2 years beginning in July 2007, with significant upside participation
Addresses hurricane shut down risk
Contemplates discontinuing hedge accounting treatment

EPL Post Tender & Asset Divestiture
Production Volumes
Oil Sales (% of total volume)
Natural Gas Sales (% of total volume)
Barrel Equivalents (Boe/day)
Expenses
LOE ($/Boe)
Taxes, other than on earnings
G&A ($ Millions) (1)
Exploration Expense ($ Millions)
DD&A  ($/Boe)
Interest Expense ($ Millions)
Tax Rate
(1) Includes non-cash stock based compensation expense of approximately $2.6 Million in 2007
(2) Guidance assumes successful completion of equity self-tender, debt tender and refinancing of debt as summarized in the Schedule TO as filed with the Securities and Exchange Commission on 3/26/2007, and
divestiture of assets as profiled on the preceding slide, all of which are subject to numerous conditions.
2007 Average
25-35%
65-75%
24,000 – 26,000
$5.50-$6.50
3%-4%
$64-$72
$48 -$64
$19.00 - $22.00
$40 -$48
36%-37%
2007 Full Year Guidance
(2)
Retain substantial financial flexibility
Maintain disciplined, conservative approach to
capital spending
Fund drilling program out of free cash flow
Commitment to reduce capital budget in a lower
commodity price environment, net of hedging
effects
Target return to lower leverage profile metrics
Target reduction of debt to total capital to 50%
or less
Cumulative excess cash flow supports pay-
down of $150 million senior floating rate notes
Target “dry powder” for strategic
acquisition opportunities after reducing leverage

EPL – Strategy
Focus on generation and execution of exploratory
opportunities
Robust portfolio of 75 prospects representing opportunities
on the Shelf, onshore, and deepwater GOM
Execute a balanced drilling program
Concentration on moderate risk opportunities with
exposure to high potential reserves
Continue operations in deepwater GOM up to 5,000 feet
Joint venture with Noble Energy began early 2006
Shorter cycle times to 1
st
production through use of
existing infrastructure
1st production from Raton discovery to come on line late
2007/early 2008
Currently 10 additional prospects
Continue to maintain a high quality GOM and Gulf Coast
exploration and operations staff
Highly experienced teams in place

EPL - Key Strengths
Moderate
Risk Capital
Spending
Plan
Conservative
Financial
Philosophy
Execute inventory of low-risk opportunities on existing asset base
Balanced drilling program focused on moderate risk exploration and exploitation
Substantial free cash flow to reinvest in core business
Board authorized hedging program, designed to support debt reduction and mitigate cash flow commodity price risk, with hurricane shut down risk addressed
Liquidity of approximately $225 million projected post asset sale
Strong
Management
with Proven
Track Record
Track record of production and reserve growth
Extensive operational and technical experience
Disciplined and focused operating strategy

2007 Portfolio- $300 Million Capital Budget
Rig Workovers
Completions
Platforms/Facilities
Leases
Seismic
Capital Expenditures by Type
Capital Expenditures by Region
Development & Other Drilling (By Risk Profile)
20%
80%
$300 million
2007 Capital Budget
50% 50%
MEDIUM
RISK
80%
LOW
RISK
15%
5 high &
16 moderate
potential
exploratory
wells
HIGH
RISK
5%
2 high
potential
exploratory
wells
5 development
wells
Drilling approach
23 Exploratory prospects
(1)
(7 high
potential
(2)
)
– Amplitudes support moderate risk on
5 high potential prospects
Concentrated in legacy assets and
recent focus areas
Onshore Onshore
7% 7%
Deepwater Deepwater
6% 6%
Shelf Shelf
87% 87%
(1)  Last board approved budget
(2)  Includes the ST46 #3 deep, in which the ST46 #3 wellbore was counted as a 2006 discovery well based on 2006 exploratory finds

2007 Exploration Prospects
NEW ORLEANS
NEW ORLEANS
HOUSTON
HOUSTON
EI 312 #2
Exploratory Wells
ST26 #F-30
Louisville
ST 46 #3 Deep
La Posada
Apache #18-1
Goldfish
Barracuda
Longhorn
Tiger Bait
SP-38 Apollo
EI 311 #1
ST-41 #B-3
Cap Rock
ST-26 #2
Chimney Rock
ST-214 #1
SMI-79 #E2
VR-72 #1
SMI-247
WC-312
EI-17
EI-19
WC 252 #1
SMI-79 #2
SMI-79 #E3
Scheduled (16)
Successful (1)
Unsuccessful (1)
1
st
Qtr Wells (5)
High Potential

ST  46 Development and Exploration Sands
100% Working interest
ST46 is an extension of the ST 41 discovery
1
st
discovery in 2004 – ST 46 #2
ST46 #3 Development/Exploratory Well
Found better than predicted development sands
and new sand discoveries in shallow sections
Deepened well and found additional pay
– Testing planned for 3Q07
Currently drilling ST46 #4 acceleration well
1
st
production expected prior to mid year
~20-25 Gross Mmcfe/d (plan rate)
Additional exploratory prospects shallow
and deep
ST46 Development Plans
South Timbalier 46 Area –Extending the Success at ST41
Gas Production On-Line Testing (Deep Oil Potential)
4Q07 3Q07 2Q07 1Q07
ST46 #3
ST46 #4
Acceleration
Drill & Complete, Set Facilities
2004 Discovery
2006 Exploration
2004
Discovery
2007
Exploration
2nd Well
ST-46 #3
3rd Well
ST-46 #4
1st Well
ST 46 #2
TD: 20,395’
10 Sands discovered
250 ft of net gas pay
4 Sands
100 ft of potential pay
(testing 3Q07)
Deeper potential below current TD

Prospects Beyond 2007
EPL Prospects (42)
HOUSTON
NEW ORLEANS
Terrebonne Ph.
3 Prospects
East Bay
2 Prospects
Cameron Ph.
1 Prospect
High Island
5 Prospects
Galveston
1 Prospect
GREATER BAY MARCHAND
EAST BAY
W. Cameron
5 Prospects
N. Padre Island
1 Prospect
S. Timbalier
5 Prospects
E. Cameron
4 Prospects
Ship Shoal
1 Prospect
Vermilion
5 Prospects
Eugene Island
5 Prospects
S. Marsh Island
4 Prospects

Extensive Multi-Year Shelf & Onshore Inventory – Beyond 2007
Identified Portfolio of 42 Shelf & Onshore Prospects Identified Portfolio of 42 Shelf & Onshore Prospects
Moderate Moderate
22 Prospects 22 Prospects
65% 65%
High High
18 Prospects 18 Prospects
29% 29%
Low Low
2 Prospects 2 Prospects
6% 6%
Risk Profile

Deep Water Development & Exploration Inventory
EPL approach to deepwater
Exploit increasing availability of attractive
leases in water depths <5000 feet
Leverage significant infrastucture and
transportation logistics
Apply well-established drilling technology
and understanding of geologic formations
Entered deepwater in early 2006 through
JV with Noble Energy, a proven deepwater
operator
Acquired 25% working interest, operated
by Noble
24 leases
Currently 10 identified prospects
Raton- Expecting 1
st
production by late
2007/early 2008 from a gas interval
discovered
Redrock & Raton South
Evaluating development of hydrocarbon
bearing sands found
NEW ORLEANS
NEW ORLEANS NEW ORLEANS
Exploratory Wells
EPL Interests
Redrock
Successful Wells (1)
High Potential Wells
2006 Lease Sale Awards (2)
Evaluating (2)
Raton
Raton South
Future Exploratory Wells (10)
Ike
Sable
Red Tack
Pecos
Gull Wing
Chama
Livingston
Gipper
Alta North
Alta
1st Deepwater Production Anticipated Late 2007/Early 2008 from Raton Gas Discovery

Investment Strengths
Conservative and disciplined financial policies support commitment to debt reduction
Asset sale process initiated to reduce indebtedness following equity self-tender and debt tender offers
Board authorized hedging program, designed to support debt reduction and mitigate cash flow commodity price risk
Proven management team with extensive operational and technical expertise
Disciplined capital spending focused on executing a portfolio with balanced risk profile and significant exposure to upside reserve potential
Organic growth from an extensive prospect inventory and numerous work-over opportunities

Corporate Information
Richard A. Bachmann
Chairman and
Chief Executive Officer
Phillip A. Gobe
President and
Chief Operating Officer
Timothy R. Woodall
Executive Vice President and
Chief Financial Officer
John H. Peper
Executive Vice President
General Counsel and
Corporate Secretary
Principal Corporate Office
201 St. Charles Ave.
Suite 3400
New Orleans, LA  70170
Phone: (504) 569-1875
Web:    www.eplweb.com
Investor Relations Contacts
T.J. Thom
tthom@eplweb.com
Al Petrie
alpetrie@eplweb.com

Forward-Looking Statements & Other Information
Forward Looking Statements
This presentation contains forward-looking information regarding EPL that is intended to be covered by the safe harbor "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements included in this presentation that address activities, events or developments that EPL expects, believes or anticipates will or may occur in the future are forward-looking statements. These include statements regarding: reserve and production estimates, oil and gas prices, the impact of derivative positions, production expense estimates, cash flow estimates, future financial performance, planned capital expenditures, EPL’s ability to secure funds necessary to finance and to consummate the equity self-tender offer, and the refinancing of its revolving credit facility and senior notes; and other matters that are discussed in EPL's filings with the Securities and Exchange Commission (SEC).
These statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties, and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. Please refer to EPL's filings with the SEC, including our Form 10-K for the year ended December 31, 2006, for a discussion of these risks. Please also refer to the Offer to Purchase filed by EPL with the SEC in connection with the equity self-tender for additional information regarding such risks, uncertainties and contingencies.
Reserve Information
In its filings with the SEC, EPL is generally permitted to disclose only proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. EPL uses certain terms in this presentation, such as “potential”, “probable”, and “possible” in relation to reserves. Estimates of
“potential”, “probable” and “possible” reserves which may potentially be recoverable through additional drilling or recovery techniques are by their nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company. Investors are urged to consider closely EPL’s disclosure of its proved reserves, along with certain risk factors and uncertainties inherent in its business set forth in its Form 10-K and other filings with the SEC. Oil and gas exploration is inherently risky. There is no assurance that the Company can realize any of this potential.
No Offer or Solicitation.
This presentation does not constitute an offer or invitation to purchase nor a solicitation of an offer to purchase or sell any securities of EPL. Any offers to purchase or solicitation of offers to sell will be made only pursuant to the tender offer statement (including an offer to purchase, a letter of transmittal and other offer documents) filed by EPL (“EPL’s Tender Offer Statement”) with the SEC. EPL’s shareholders are advised to read EPL’s tender offer statement and any other documents relating to the tender offer that are filed with the SEC carefully and in their entirety when they become available because they will contain important information.
This release is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consent of any senior notes. The tender offer and the consent solicitation will be made solely by an Offer to Purchase and Consent Solicitation Statement. EPL’s shareholders are advised to read
EPL’s offer to purchase and consent soliciation statement and any other documents relating to the tender Offer carefully and in their entirety when they are distributed because they will contain important information.

Forward-Looking Statements & Other Information
Additional Information and Where to Find It.
Investors and security holders may obtain a free copy of EPL’s Tender Offer Statement and other documents filed by EPL with the SEC at the SEC's website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of EPL’s Tender Offer Statement, as well as
EPL’s related filings with the SEC, from EPL's website at www.eplweb.com or by directing a request to: Energy Partners, Ltd. 201 St. Charles
Avenue, Suite 3400, New Orleans, Louisiana 70170, Attn: Secretary, (504) 569-1875 or from MacKenzie Partners, Inc. by calling 1-800-322-2885 toll free or at 1-212-929-5500 collect or by e-mail at EPL@mackenziepartners.com.
Noteholders may obtain information regarding the Company from EPL's website at www.eplweb.com, from the SEC’s website at www.sec.gov, or by directing a request to: Energy Partners, Ltd. 201 St. Charles Avenue, Suite 3400, New Orleans, Louisiana 70170, Attn: Secretary, (504) 569-1875 or
from MacKenzie Partners, Inc. by calling 1-800-322-2885 toll free or at 1-212-929-5500 collect or by e-mail at EPL@mackenziepartners.com.

201 St. Charles Avenue, Suite 3400 New Orleans, Louisiana 70170 (504) 569-1875 www.eplweb.com